Everest America Fund

A series of the

Everest Funds

Supplement Dated April 24, 2007,

to Statement of Additional Information
Dated February 23, 2007

Distribution of Fund Shares—Distribution Plan

The Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Underwriter may use all or a portion of the 12b-1 fees to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the manager may pay additional fees to such intermediaries from its own assets and has paid establishment fees of $15,000 and $18,000 to Fidelity Investments and Schwab, respectively, for setting up the fund supermarket platforms for the Fund.

In the fiscal year ended October 31, 2006, the Fund paid 12b-1 fees as follows:

Broker-Dealers	$17,338
Underwriters	$8,793
Other	$2,410

Proxy Voting Policies

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-232-EVER (toll-free); (ii) on the Fund’s website, http://www.everestfund.com/; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov/.

THERE IS NO ACTION REQUIRED ON YOUR PART.

The information contained in the Supplement supplements the Statement of Additional Information dated February 23, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE